Exhibit 99.1

Second Quarter 2026 Investor Presentation

Chemung Financial Corporation Chemung Financial Corporation With You Today 2 Anders Tomson President & Chief Executive Officer Dale McKim Executive Vice President & Chief Financial Officer

Chemung Financial Corporation Safe Harbor Statement Forward - looking Statements: This report contains forward - looking statements within the meaning of Section 27A of the Securities Act. The Corporation intends its forward - looking statements to be covered by the safe harbor provisions for forward - looking statements in these sections. All statements regarding the Corporation’s expected financial position and operating results, the Corporation’s business strategy, the Corporation’s financial plans, forecasted demographic and economic trends relating to the Corporation’s industry and similar matters are forward - looking statements. These statements can sometimes be identified by the Corporation’s use of forward - looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” or “intend.” The Corporation's actual results could be materially different from expectations because of various factors, including changes in economic conditions or interest rates, credit risk, inflation, tariffs, cybersecurity risks, difficulties in managing the Corporation’s growth, recent bank failures, changes in FDIC assessments, public health issues, geopolitical conflicts, competition, changes in law or the regulatory environment, and changes in general business and economic trends. Information concerning these and other factors, including Risk Factors, can be found in the Corporation’s periodic filings with the SEC, including the discussion under the heading “Item 1A. Risk Factors” in the Corporation’s 2025 Annual Report on Form 10 - K. These filings are available publicly on the SEC’s web site at http://www.sec.gov , on the Corporation's web site at http://www.chemungcanal.com or upon request from the Corporate Secretary at (607) 737 - 3746. Except as otherwise required by law, the Corporation undertakes no obligation to publicly update or revise its forward - looking statements, whether as a result of new information, future events, or otherwise. 3

Chemung Financial Corporation Key Takeaways 4 Second Quarter 2026 Investor Presentation Continued strength and momentum in underlying businesses Core spread - based improvement complemented by stable wealth management revenue Stable deposit base and ample liquidity Majority of deposits sourced from stable, legacy markets. Strategic balance sheet restructuring driving enhanced earnings Support growth strategies and improve funding profile. Valuable wealth management business High touch relationships with affluent borrowers provides dependable non - interest income stream. Solid and stable credit quality Consistently low non - performing assets and charge - offs. Contiguous geographic expansion Expansion of the franchise in higher growth markets of Albany and Buffalo.

About Us Elmira, Albany, Buffalo, NY 5

Chemung Financial Corporation Oldest locally owned and managed community bank in New York State, dating to 1833. Subsidiary bank - Chemung Canal Trust Company - operates with 30 branches over 14 counties in New York and Pennsylvania. Operating as Capital Bank in Albany, New York market and Canal Bank in Buffalo, New York market. Trust and Wealth Management division with $2.5 bn in assets under management or administration. Conditionally approved by OCC to convert state charter in New York to national charter. Listed on NASDAQ Global Select (Ticker: CHMG) Market Capitalization of $360.8 million at June 30, 2026 About Us 6 History Operations Legal & Market 6 Second Quarter 2026 Investor Presentation

Chemung Financial Corporation Revenue Growth ▪ Deposit initiatives focusing and enhancing growth in identified verticals. ▪ Well positioned to opportunistically acquire when operational model and pricing is right. Seeking wealth management, whole bank or branch opportunities. ▪ Continue scaling the wealth management practice, with a focus on the Western New York market. ▪ Fee and pricing discipline. Operating Efficiencies ▪ Continual evaluation of branch distribution model. ▪ Optimization of vendor contracts. ▪ Rationalization of headcount and outsourcing opportunities. ▪ Robotic Process Automation and Artificial Intelligence. Customer Experience and Brand ▪ Growth of Canal Bank brand in Western New York. ▪ Introduction of enhanced digital experience. ▪ Relationship focus. Colleagues and Community ▪ Believe and behave like a community bank. ▪ Recognized community partner within our markets. ▪ Incentive compensation plans to maintain competitiveness and drive the strategy. Core Strategies 7

Chemung Financial Corporation Second Quarter 2026 Highlights 8 EPS $1.82 Net Income $8.8 million ROAA 1.27% ROAE 13.19% Net Interest Margin 3.67% ACL - to - total loans 1.07% Non - performing loans - to - total loans 0.39% Performance Ratios 8 Second Quarter 2026 Investor Presentation

Chemung Financial Corporation Second Quarter 2026 Highlights 9 ▪ YTD net income of $18.0 million and EPS of $3.73 ▪ QTD net income of $8.8 million and EPS of $1.82 for the second quarter ▪ Net interest margin increased 7 bps quarter over quarter, from 3.60% to 3.67% ▪ Yield on interest - earning assets increased 5 bps to 5.18% ▪ Cost of funds unchanged at 1.67% ▪ Quarterly dividend increased $0.03 per share during 2025, or 9.7% to $0.34 ▪ Pending charter conversion from New York chartered trust company to a national bank ▪ Annualized loan growth of 8.7% YTD, including annualized commercial loan growth of 13.0% ▪ Deposit growth of $93.3 million, or 4.1%, compared to December 31, 2025, including increase of $57.4 million, or 9.2%, in non - interest bearing deposits ▪ Growth of $0.5 million, or 8.1%, YTD in wealth management group fee income compared to same period in prior year, totaling $6.3 million 9 Second Quarter 2026 Investor Presentation June 30, 2026 figures unaudited. Refer to the GAAP - to - Non - GAAP Reconciliation on slide 51.

Chemung Financial Corporation CHMG - Market Indicators 10 Total Shareholder Return Second Quarter 2026 Investor Presentation 92.74% 110.02% 57.57% 44.44% 86.37% 28.27% Five Year Three Year One Year Tangible Book Value 1.20 1.15 1.45 1.34 1.21 1.00 1.10 1.20 1.30 1.40 1.50 2024 2025 Q2 2026 8.60 10.30 10.72 11.78 10.11 5.00 10.00 15.00 2024 2025 Q2 2026 Chemung Financial Peer Group** Price to Earnings (TTM) *Second quarter 2025 earnings figures adjusted, refer GAAP to Non - GAAP reconciliation in 2025 10 - Q filed August 7, 2025 **Peer group as defined in the Corporation’s Proxy Statement Pursuant to Section 14(a) filed April 23, 2026. Peer group data not available as of July 23, 2026 88.62% 32.03% 17.32% 49.61% 18.88% 5.55% Five Year Three Year One Year ABA NASDAQ Community Bank Index (XABQ) Chemung Financial June 30, 2026 December 31, 2025

Balance Sheet Restructuring and Subordinated Debt Raise

Transaction Overview:

Balance Sheet Optimization

- Sold ~$245M+ of low yielding AFS securities (Book Value) in June 2025
  - Pre-Tax Loss: ~$17.5M
  - Average Yield on Securities Sold: ~2%
  - WAL of Securities Sold: ~3 Yrs
- Allocate proceeds toward:
  - Paying down liabilities (since June 30, 2025, reduced higher cost wholesale funding by $65.4 million)
  - Funding loan growth (since June 30, 2025, grew loans by $234.8 million)

Subordinated Debt

- Raised $45M of subordinated debt to support key capital ratios

Rationale

- Replace low yielding assets and run off expensive borrowings
- Transaction to result in improved profitability metrics; ROAA, EPS, NIM, etc.
- Enhanced capital position: decreased CRE ratio and increased TCE

Revamped Profitability

YTD Comparatives relative to Non-GAAP YTD 2025

$3.73	1.32%	13.71%	3.63%
YTD 2026 EPS	*YTD 2026 ROAA*	*YTD 2026 ROAE*	*YTD 2026 NIM*
+ $1.16	***+ 43 bps***	***+ 269 bps***	***+ 63bps***

Healthy Capital

8.88%	12.02%	15.06%	394.8%
TCE Ratio	*CET1 Ratio*	*Total Risk Based Capital Ratio*	*Reg. CRE Ratio*

Revitalized balance sheet is driving NIM expansion and enhanced earnings are further strengthening capital ratios

*Second quarter 2025 earnings figures adjusted, refer GAAP to Non-GAAP reconciliation in 2025 10-Q filed August 7, 2025

Chemung Financial Corporation Second Quarter 2026 Investor Presentation 11

Chemung Financial Corporation Appendices 12 Corporate and Financial Highlights Background Page 13 Corporate Organization Markets and Share Management Team Community Loans Page 20 Loan Growth Portfolio Composition Commercial Portfolio Non - Performers Investments Page 33 Portfolio Composition Yield and Duration Fair Value and AOCI Deposits Page 37 Deposit Costs Deposits Composition Liquidity Performance Page 42 Net Income Trend Net Interest Margin Non - Interest Income Non - Interest Expense Expense Management Capital Management Second Quarter 2026 Investor Presentation

Background 13

Chemung Financial Corporation Corporate Organization 14 Trust and Wealth Management services Provides mutual funds, securities and insurance brokerage services through LPL Financial Banking operations in Southern Tier and Finger Lakes of New York Wealth Management Group Banking operations in the Capital District of New York Banking operations in the greater Buffalo, New York area Second Quarter 2026 Investor Presentation

Chemung Financial Corporation Markets 15 Legacy Markets Long, deep relationships since 1833 provide stable funding and earnings engine. Steady and even economy, powered by large corporations (Corning, Inc.), higher education (Cornell University, SUNY Binghamton) and tourism. Growth Opportunity New York’s Capital and Western New York regions offer larger population centers undergoing economic renaissances. Large bank consolidation providing market disruption opportunities. Second Quarter 2026 Investor Presentation

Chemung Financial Corporation Dominant market share of deposits Legacy Markets Small share of much larger markets; a lot of room to grow. Growth Markets Deployment of lower cost deposits to higher growth markets. Competitive Advantage Share 2025 Deposits ($000s) County 64.56% $910,682 Chemung 2.06% $348,924 Albany 73.96% $217,855 Schuyler 11.96% $178,510 Steuben 27.62% $149,559 Tioga 4.83% $133,603 Tompkins 3.82% $132,713 Broome 7.28% $117,985 Cayuga 1.60% $103,190 Saratoga 3.88% $61,985 Bradford (PA) 0.06% $36,912 Erie 0.98% $33,705 Schenectady 2.74% $23,989 Cortland 2.70% $19,350 Seneca $2,468,962 Total Market Share 16 Albany, NY Second Quarter 2026 Investor Presentation Source: S&P Global, as of June 30, 2025

Chemung Financial Corporation New York Semiconductor Ecosystem 17 Second Quarter 2026 Investor Presentation 156+ Semiconductor & supply chain companies in NYS today $124B Investment since 2022 1 in 4 U.S. made chips will be produced within 350 miles of Upstate New York $9.6B Annual New York State GDP growth between now and 2055 Source: The Governor’s Office of Semiconductor Expansion, Management, and Integration (GO - SEMI) 84,000 Estimated population increase from Micron project alone 30,000 New housing units needed to accommodate growth

Chemung Financial Corporation EVP, Senior Banking Officer Industry Experience: 32 years Years with CHMG: 9 years Previously with TD Bank Kimberly Hazelton President and CEO Industry Experience: 33 years Years with CHMG: 15 years Previously with Citizens Anders Tomson Experienced Management Team 18 EVP & CFO Industry Experience: 30 years Years with CHMG: 3 Previously with KPMG LLP and Evans Bancorp Dale McKim Regional President Industry Experience: 37 years Years with CHMG: 7 Previously with Five Star Bank Jeffrey Kenefick President, Capital Bank Industry Experience: 24 years Years with CHMG: 12 Previously with First Niagara Daniel Fariello EVP, Chief Credit Officer Industry Experience: 43 years Years with CHMG: 6 years Previously with Key Bank Peter Cosgrove EVP and Chief Information Officer Industry Experience: 28 years Years with CHMG: 9 years Previously with BOK Financial Dale Cole 18 Vincent Cutrona President, Canal Bank Industry Experience: 29 years Years with CHMG: 2 Previously with M&T Bank and Evans Bancorp Second Quarter 2026 Investor Presentation EVP, Chief Risk Officer Industry Experience: 23 years Years with CHMG: 9 years Previously with JPMorgan Private Bank Mary Meisner

Chemung Financial Corporation Supporting Our Communities 19 Volunteering Nearly 12,000 Hours Distributing Over $700,000 in Donations and Sponsorships Achieve | Albany Medical Center | American Cancer Society | American Heart Association | ARCs | Arnot Museum | Arnot Health | Auburn Public Theater | Boy Scouts | Broome County Council of Churches Buddy Walk | Capital City Rescue Mission | Capital Region Sponsor - A - Scholar | CareFirst | Career Development Council | Catholic Charities Clemens Center | Colonie Senior Center | Community Foundations | Corning Community College | Disabled American Veterans | Elmira College | Food Bank of the Southern Tier | Girl Scouts | Glassfest | Glove House | Grand Prix Festival | Guthrie | Habitat for Humanity | Historical Society | Ithaca Science Center | Jefferson Awards | JDRF | Junior Achievement | Kiwanis | Lions | Lourdes Foundation | Meals on Wheels | Multiple Sclerosis | Muscular Dystrophy | NAACP | Office for the Aging | PAL | Public Television Reading is Fundamental | Red Cross | Rockwell Museum | Ronald McDonald House Charities | Rotary | Sock Out Cancer | Sidney Albert Jewish Community Center | SPCA | St. Peter’s Hospital | United Health Services | Youth Sports Leagues | YMCA & YWCA… and many many more! Second Quarter 2026 Investor Presentation

Loans 20

Chemung Financial Corporation 13.8% 13.4% 14.4% 14.3% 13.9% 54.5% 56.9% 58.8% 62.1% 64.1% 15.6% 14.1% 13.3% 12.7% 12.1% 11.0% 10.7% 8.6% 5.8% 4.8% 5.1% 4.9% 4.9% 5.1% 5.1% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Loans by Type (%) Other Cons. Indirect Cons. Res. Mort. Comm. Mort. Comm. & Ind. Summary of Loan Growth 21 ▪ Total Loans: $2.367 billion as of June 30, 2026 ▪ Originated $235.2MM in Commercial Loans YTD 2026 ▪ Originated $56.1MM in Consumer Loans YTD 2026 ▪ Opened full - service Canal Bank branch in Williamsville, NY during 2024 - $301.5MM in loans as of June 30, 2026 *June 30, 2026 figures unaudited Second Quarter 2026 Investor Presentation

Chemung Financial Corporation $651.5 $665.7 $626.9 $616.7 $588.6 $1,098.1 $1,206.6 $1,302.6 $1,417.8 $1,477.1 $79.8 $100.4 $141.9 $235.1 $301.5 Loans by Division ($ Millions) Chemung Capital Canal Summary of Loan Growth Q2 2026 2025 2024 2023 2022 24.9% 27.2% 30.3% 33.8% 35.6% Chemung 62.4% 62.4% 62.8% 61.1% 60.0% Capital 12.7% 10.4% 6.9% 5.1% 4.4% Canal 22 *CAGR: December 31, 2021 to June 30, 2026 *June 30, 2026 figures unaudited Second Quarter 2026 Investor Presentation

Chemung Financial Corporation 13.9% 7.8% 56.4% 12.1% 9.8% Portfolio Concentrations to Total Loans June 30, 2026 Commercial & Ind. CRE Owner Occupied CRE Non-Owner Occupied Residential Mort. Consumer Loan Composition 23 ▪ June 2025 capital raise meaningfully reduced CRE non - owner occupied (NOO) ratios, providing opportunities for further growth. *June 30, 2026 figures unaudited Second Quarter 2026 Investor Presentation

Chemung Financial Corporation 2022 2023 2024 2025 Q2 2026 C&I 109% 105% 109% 99% 95% CRE OO 46% 49% 52% 55% 53% CRE NOO 387% 397% 392% 378% 387% RRE 124% 110% 100% 88% 83% Consumer 128% 122% 102% 76% 68% 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% Portfolio Composition to Tier 1 Capital & ACL June 30, 2026 Loan Composition 24 ▪ Effectively managing portfolio composition by establishing limits such as exposure and percentage of capital deployed for each category. ▪ Tactical use of participations to manage risk and capital. *The CRE Ratio above does not agree to the regulatory guidelines due to inclusion of owner - occupied loans. The regulatory guidel ine measure was 394.8% at June 30,2026. June 30, 2026 figures unaudited Second Quarter 2026 Investor Presentation

Chemung Financial Corporation $230.6 $251.9 $274.3 $326.0 $344.5 $200.0 $220.0 $240.0 $260.0 $280.0 $300.0 $320.0 $340.0 $360.0 2022 2023 2024 2025 Q2 2026 ***CECL Adopted 1/1/2023 (in millions) Bank-Level Tier 1 Capital and ACL Tier 1 Capital and ACL 25 ▪ $37.0MM of 2025 subordinated debt proceeds downstreamed to the Bank qualify as Tier 1 capital. ▪ Risk management function continually monitors and stress tests CRE exposure consistent with 2006 and 2015 interagency guidance. *June 30, 2026 figures unaudited Second Quarter 2026 Investor Presentation

Chemung Financial Corporation 68.3% 3.6% 4.8% 2.0% 4.2% 6.1% 2.8% 8.2% NAICS Descriptions Real Estate, Rental & Leasing Manufacturing Health Care & Social Assistance Wholesale Trade Construction Accommodation & Food Services Arts, Entertainment & Recreation Other Commercial Loan Portfolio – June 30, 2026 26 *June 30, 2026 figures unaudited Second Quarter 2026 Investor Presentation 40.1% 17.8% 25.0% 10.0% 7.1% Loan Types Non-Owner Occupied Commercial & Industrial Multi-Family Owner Occupied Construction

Chemung Financial Corporation Multifamily 32% Retail 17% Construction 10% Office 10% Warehouse 7% Hotel 6% Other 18% $1.52 Billion Commercial Real Estate 27 *June 30, 2026 figures unaudited Second Quarter 2026 Investor Presentation As of June 30, 2026 CRE Portfolio Metrics $1.52 million Average loan size $1.13 million / 0.07% of total CRE Past due 30 - 89 days $2.56 million / 0.17% of total CRE Nonaccrual $100.69 million / 6.64% of total CRE Special mention $4.29 million / 0.28% of total CRE Classified 13.22% of total CRE CRE < $1 million 605 312 72 8 0 100 200 300 400 500 600 700 < $1.0MM $1.0MM - $5.0MM $5.0MM - $10.0MM > $10.0MM Number of CRE Loans by Balance

Chemung Financial Corporation 28 Second Quarter 2026 Investor Presentation Commercial Real Estate ▪ Focused on loans in existing markets. ▪ Continued strong CRE growth across footprint. ▪ Strong sponsor and guarantor support. *June 30, 2026 figures unaudited $80.5 Million in CRE Loan Balances outside of New York State © GeoNames, Microsoft, TomTom Powered by Bing CRE Loan Balances by Collateral County - 75,000,000 150,000,000 Loan Balances

Chemung Financial Corporation 659,555 90,224 95,999 101,019 96,007 474,582 0% 10% 20% 30% 40% 50% - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 2026 2027 2028 2029 2030 2031 & After CRE Repricing Schedule (As of June 30, 2026) Balances ($ Thousands) % of CRE Commercial Real Estate Maturity & Repricing Details 29 Second Quarter 2026 Investor Presentation *June 30, 2026 figures unaudited CRE loans scheduled to mature in 2031 and after are $899.1 million or 59.3% of total CRE loans. Variable Rate 42% Adjustable Rate 31% Fixed Rate 27% 76,254 96,797 93,310 120,330 231,563 0% 2% 4% 6% 8% 10% 12% 14% 16% - 50,000 100,000 150,000 200,000 250,000 2026 2027 2028 2029 2030 CRE Maturity Schedule (As of June 30, 2026)

Chemung Financial Corporation Residential Mortgage 55% Home Equity 10% HELOC 12% Indirect 22% Direct 1% $521.4 Million Consumer Loans 30 *June 30, 2026 figures unaudited **Annualized Second Quarter 2026 Investor Presentation As of June 30, 2026 Consumer Portfolio Metrics $7.01 million / 1.35% of consumer Past due 30 - 89 days $3.44 million / 0.66% of consumer Nonaccrual $0.44 million / 0.37% of consumer** YTD Net charge - offs 0.58% 0.60% 4.70% 3.78% 9.58% 2.79% 6.12% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 740 & Above 720 - 739 700 - 719 680 - 699 660 - 679 640 - 659 Below 640 Consumer Loans by Credit Tier ($ in Thousands) Loan Balance Percent Delinquent

Chemung Financial Corporation Fixed Rate Loans by Maturity Date 31 *June 30, 2026 figures unaudited Second Quarter 2026 Investor Presentation 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 After 2035 Consumer 486 5,762 20,798 30,376 27,214 21,326 17,325 5,639 3,202 2,612 34,216 Residential Mortgage 4,994 5,049 1,631 2,467 4,877 6,317 5,706 2,921 6,981 23,796 153,811 Commercial 38,279 59,763 68,355 68,773 96,777 62,731 62,812 25,213 6,988 132 20,515 Weighted Average Rate 5.94% 5.42% 4.93% 6.24% 6.24% 5.50% 4.87% 5.36% 4.61% 3.18% 4.90% 5.94% 5.42% 4.93% 6.24% 6.24% 5.50% 4.87% 5.36% 4.61% 3.18% 4.90% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% (25,000) 25,000 75,000 125,000 175,000 225,000 Fixed Rate Loans by Maturity ($ in Thousands) Commercial Residential Mortgage Consumer Weighted Average Rate

Chemung Financial Corporation 0.40% 0.39% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% Non - Performing Loans and Assets (% of Total) Non-performing assets to total assets Non-performing loans to total loans Trends in Non - Performing Assets 32 *June 30, 2026 figures unaudited. Second Quarter 2026 Investor Presentation $9,160 $11,211 $5,000 $7,500 $10,000 $12,500 Non - Performing Loans and Assets ($ Thousands) Non Performing Loans Non Performing Assets

Investments 33

Chemung Financial Corporation 8.8% 9.5% 10.7% 68.8% 69.1% 68.8% 90.3% 90.1% 6.1% 6.6% 6.7% 3.7% 3.6% 16.3% 14.8% 13.8% 6.0% 6.3% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2022 2023 2024 2025 Q2 2026 Securities Available for Sale by Type (%) U.S. Government & Enterprises MBS & CMO States & Political Other Sec. Investment Portfolio Composition 34 *June 30, 2026 figures unaudited. Second Quarter 2026 Investor Presentation

Chemung Financial Corporation 2.27% 4.8 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 1.50% 1.70% 1.90% 2.10% 2.30% 2.50% 2022 2023 2024 2025 Q2 2026 Investment Portfolio Yield Duration - Years Investment Portfolio - Yield & Duration 35 ▪ Utilized proceeds from 2025 securities sales to reduce wholesale funding and support future loan growth ▪ Approximately $2 million a month in projected cash flows ▪ Principal cash flows representing 35% to 40% of the portfolio to be received in the next five years *June 30, 2026 figures unaudited. Second Quarter 2026 Investor Presentation

Chemung Financial Corporation $55,574 $55,332 $56,906 $435,131 $403,824 $365,934 $253,306 $242,465 $38,892 $38,686 $35,505 $10,310 $9,708 $102,992 $86,151 $73,097 $16,982 $16,870 $(96,609) $(85,099) $(85,829) $(47,290) $(47,159) $(120,000) $(100,000) $(80,000) $(60,000) $(40,000) $(20,000) $- $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 2022 2023 2024 2025 Q2 2026 Fair Values ($000) U.S. Government & Enterprises MBS & CMO States & Political Other Unrealized (Loss) Investment Portfolio – Fair Value and AOCI 36 *June 30, 2026 figures unaudited. Second Quarter 2026 Investor Presentation

Deposits 37

Chemung Financial Corporation 31.5% 26.9% 26.1% 27.5% 28.9% 11.7% 12.0% 12.8% 14.4% 13.2% 27.5% 25.7% 24.8% 26.5% 28.8% 12.0% 10.2% 10.3% 11.2% 10.9% 14.1% 19.3% 22.2% 20.4% 18.2% 3.2% 5.9% 3.8% 2022 2023 2024 2025 Q2 2026 Account Types (%) Non-Interest Bearing DDA Interest Bearing DDA Money Market Savings Time Deposit Brokered Deposits 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2022 2023 2024 2025 YTD 2026 Cost of Deposits NOW Savings and Money Market Time Deposits Brokered Deposits Total Cost of Interest Bearing Deposits YTD 2026 2025 2024 2023 2022 Rate 1.44% 1.55% 1.78% 1.10% 0.15% NOW 1.70% 1.91% 2.02% 1.45% 0.24% Savings and Money Market 3.12% 3.49% 4.22% 3.31% 1.08% Time Deposits 3.77% 4.49% 5.29% 5.22% 2.88% Brokered Deposits 2.06% 2.37% 2.79% 2.11% 0.44% Total Cost of Interest Bearing Deposits 1.49% 1.75% 2.07% 1.51% 0.30% Total Cost of Deposits 1.67% 1.86% 2.15% 1.59% 0.32% Total Cost of Funds Deposit Costs 38 • Q2 2026 Total Deposits $2.364B; up $93.3 million, or 4.1%, from December 31, 2025 • No brokered deposits as of June 30, 2026 or December 31, 2025 • Increase in total deposits compared to December 31, 2025 partially due to municipal ICS deposits and a new escrow deposit vertical *June 30, 2026 figures unaudited. Second Quarter 2026 Investor Presentation

Chemung Financial Corporation 51.2% 50.2% 50.4% 43.8% 45.0% 44.1% 42.0% 44.9% 47.3% 46.5% 26.9% 28.4% 29.4% 34.0% 34.1% 30.1% 28.2% 29.0% 31.2% 31.4% 9.1% 9.1% 8.7% 6.6% 7.5% 6.8% 6.3% 6.1% 7.1% 7.4% 3.1% 5.9% 3.8% 12.8% 12.3% 11.5% 15.6% 13.4% 15.9% 17.6% 16.2% 14.4% 14.7% Deposits by Customer (%) Consumer Commerical Public Brokered ICS / CDARS Deposit Composition 39 *June 30, 2026 figures unaudited. Second Quarter 2026 Investor Presentation

Chemung Financial Corporation $1,815.5 $1,899.8 $1,892.2 $1,857.5 $1,887.6 $435.2 $381.0 $399.4 $363.7 $378.4 $73.5 $142.8 $92.2 $3.0 $5.8 $13.1 $49.5 $97.9 30.1% 27.0% 27.2% 30.1% 31.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2022 2023 2024 2025 Q2 2026 Deposits by Division ($ Millions) CCTC Capital Bank Brokered Western New York Uninsured Deposits Deposit Composition 40 *CAGR December 31, 2021 to June 30, 2026 excluding brokered deposits **June 30, 2026 figures unaudited. Second Quarter 2026 Investor Presentation

Chemung Financial Corporation Liquidity 41 Williamsville, New York Branch As of June 30, 2026 Remaining Available Outstanding Total Available Dollars in Thousands 91,306 $ 89,590 $ 180,896 $ FHLB Advances 65,000 - 65,000 Correspondent Bank Lines of Credit 282,020 - 282,020 Brokered Deposits 66,979 - 66,979 Unencumbered Securities 505,305 $ 89,590 $ 594,895 $ Total Sources of Liquidity 744,424 $ Uninsured Deposits (1) 31.5% Uninsured Deposits to Total Deposits (1) Includes $174.2 million in public funds that are collateralized when required. Second Quarter 2026 Investor Presentation

Performance 42

Chemung Financial Corporation GAAP Net Income - Quarterly Trend ($ Thousands) 43 *June 30, 2026 figures unaudited. Second Quarter 2026 Investor Presentation $28.8MM $25.0MM $23.7MM $15.1MM $18.0MM 2022 2023 2024 2025 2026 $6,867 $8,024 $6,453 $7,439 $7,270 $6,280 $7,648 $3,802 $7,050 $4,987 $5,720 $5,914 $6,023 $(6,452) $7,792 $7,741 $9,199 $8,810 $(8,000) $(6,000) $(4,000) $(2,000) $- $2,000 $4,000 $6,000 $8,000 $10,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Chemung Financial Corporation Non - GAAP Net Income - Quarterly Trend ($ Thousands) 44 *June 30, 2026 figures unaudited. Refer to the GAAP - to - Non - GAAP Reconciliation on slide 51. Second Quarter 2026 Investor Presentation $28.8MM $23.2MM $23.7MM $27.9MM $18.0MM 2022 2023 2024 2025 2026 $6,867 $8,024 $6,453 $7,439 $7,270 $6,280 $5,775 $3,831 $7,050 $4,987 $5,720 $5,914 $6,023 $6,322 $7,792 $7,741 $9,199 $8,810 $(8,000) $(6,000) $(4,000) $(2,000) $- $2,000 $4,000 $6,000 $8,000 $10,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Chemung Financial Corporation 2022 2023 2024 2025 2026 Q1 2.87% 3.14% 2.73% 2.96% 3.60% Q2 2.97% 2.87% 2.66% 3.05% 3.67% Q3 3.08% 2.73% 2.72% 3.45% Q4 3.26% 2.69% 2.92% 3.61% YTD 3.05% 2.85% 2.76% 3.26% 3.63% 3.05% 2.85% 2.76% 3.26% 3.63% 2.00% 2.50% 3.00% 3.50% 4.00% Fully Taxable Equivalent Net Interest Margin (%) Q1 Q2 Q3 Q4 YTD Net Interest Margin 45 *June 30, 2026 figures unaudited. ▪ 39% of the loan portfolio reprices or matures within the next 90 days ▪ 47% of the commercial loan portfolio reprices or matures within the next 90 days ▪ 91% of the commercial loan portfolio reprices or matures within the next 5 years ▪ 72% of the commercial loan portfolio is variable or adjustable Second Quarter 2026 Investor Presentation

Chemung Financial Corporation Overdraft Fees 10.6% Other Deposit Service Charges 5.7% Interchange Income 16.5% Wealth Management Revenue 49.4% CFS Group, Inc. Revenue 6.8% Net Gains on Sales of Loans 0.5% Change in FV of Equity Securities 1.6% Other 8.9% $12.8 Million Year to Date 2026 Retirement Services 30% Investment Management 32% Personal Trust & Fiduciary 31% Custody 3% Other 4% Wealth Management Group Income $6.3 Million Year to Date 2026 Non - Interest Income Components 46 *June 30, 2026 figures unaudited. Second Quarter 2026 Investor Presentation

Chemung Financial Corporation Wealth Management and CFS Group, Inc. Revenue 47 *June 30, 2026 figures unaudited. **CAGR December 31, 2022 to December 31, 2025 Second Quarter 2026 Investor Presentation 2022 2023 2024 2025 YTD 2026 Wealth Management Revenue $10,280 $10,460 $11,573 $11,945 $6,336 CFS Group, Inc. Revenue $1,079 $995 $1,054 $1,176 $871 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Revenue($ Thousands)

Chemung Financial Corporation Salaries , 42.5% Data Processing , 14.0% Employee Benefits , 11.2% Net Occupancy , 8.3% FDIC Insurance , 1.7% Professional Services , 4.5% Furniture/Equipment , 2.5% Marketing , 2.0% Other , 13.3% $36.8 Million Year to Date 2026 Salaries Data Processing Employee Benefits Net Occupancy FDIC Insurance Professional Services Furniture/Equipment Marketing Other Non - Interest Expense Components 48 *June 30, 2026 figures unaudited. Second Quarter 2026 Investor Presentation

Chemung Financial Corporation 65.71 61.71 61.71 66.20 68.89 63.00 60.10 54.00 56.00 58.00 60.00 62.00 64.00 66.00 68.00 70.00 2020 2021 2022 2023 2024 2025 YTD 2026 Efficiency Ratio (%)** Expense Management and Control 49 Goal is both cost containment and cost savings ▪ Increase efficiency in banking operations ▪ AI and robotics initiatives ▪ Develop clear action plans to implement best practices across the organization ▪ Growth without adding cost Cost savings recognized: ▪ Reduction in headcount ▪ Frozen pension plan and post - retirement healthcare accruals ▪ Consolidation of six branch locations within existing footprint **Efficiency ratio (adjusted) is non - interest expense less amortization of intangible assets divided by the total of fully taxab le equivalent net interest income plus non - interest income less net gains or losses on securities transactions and net gains or losses on the sale of branch property *June 30, 2026 figures unaudited. Second Quarter 2026 Investor Presentation

Chemung Financial Corporation Capital Management 50 ▪ Positioned to remain profitable and pay dividends ▪ Increased quarterly dividend $0.03 per share during 2025, or 9.7% to $0.34 ▪ Announced share repurchase program of 250,000 shares in January 2021 ▪ As of June 30, 2026: 49,184 shares had been repurchased Second Quarter 2026 Investor Presentation *June 30, 2026 figures unaudited ** Payout ratio using non - GAAP revenue. Refer to the GAAP - to - Non - GAAP Reconciliation on slide 51. 2022 2023 2024 2025 Q2 2026 Book Value / Share $35.32 $41.07 $45.13 $52.97 $55.88 Tangible Book Value / Share $30.69 $36.48 $40.55 $48.43 $51.37 $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 2022 2023 2024 2025 YTD 2026 Dividends / Share $1.24 $1.24 $1.24 $1.32 $0.68 Payout ratio 20% 25% 25% 23% 18% 15% 17% 19% 21% 23% 25% 27% $- $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00

Chemung Financial Corporation GAAP to Non - GAAP Reconciliation 51 Second Quarter 2026 Investor Presentation *June 30, 2026 figures unaudited.

Chemung Financial Corporation 4.8 million Shares Outstanding $360.8M Market Capitalization $0.68 YTD Dividend Per Share 1.82% Dividend Yield (TTM) 20,847 Average Daily Volume^ $55.88 Book Value Per Share $51.37 Tangible Book Value Per Share $74.58 Stock Price 10.72x Price to Earnings (TTM)* 1.45x Price to Tangible Book 1.32% Return on Average Assets 13.71% Return on Average Equity CHMG Stock At a Glance 52 As of June 30, 2026 (unaudited). *Based on non - GAAP net income. ^YTD, June 30,2026 (unaudited). 52 Second Quarter 2026 Investor Presentation

Get In Touch

Chemung Financial Corporation is a $2.8 billion financial services holding company headquartered in Elmira, New York and operates 30 retail offices through its principal subsidiary, Chemung Canal Trust Company, a full-service community bank with trust powers. Established in 1833, Chemung Canal Trust Company is the oldest locally-owned and managed community bank in New York State. Chemung Financial Corporation is also the parent of CFS Group, Inc., a financial services subsidiary offering non-traditional services including mutual funds, annuities, brokerage services, tax preparation services and insurance.

Anders Tomson
607 737-3756
atomson@chemungcanal.com

Dale McKim
607 737-3714
dmckim@chemungcanal.com

One Chemung Canal Plaza
Elmira, New York 14901

Chemung Financial Corporation | Second Quarter 2026 Investor Presentation | 53